                                                                   EXHIBIT 10.13

                         REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (this "Agreement") is made and entered into as of the ____ day of __________________, by and among CB Commercial Holdings, Inc., a Delaware corporation (the "Company"), and Kajima U.S.A. Inc., a corporation organized under the laws of Delaware ("Kajima"), Fukoku Mutual Life Insurance Company, a corporation organized under the laws of Japan ("Fukoku"), Kasen Development, Inc., a corporation organized under the laws of Japan ("Kasen"), and S.R.E.S.-Fifth Avenue, Inc., a corporation organized under the laws of Delaware ("SRESFA") (Kajima, Fukoku, Kasen and SRESFA are hereinafter individually referred to as "Preferred Stockholder" and collectively referred to as "Preferred Stockholders").

                                    RECITALS

     WHEREAS, the Preferred Stockholders currently hold collectively an aggregate of 4,000,000 shares of the Company's Series A-1, Series A-2 and Series A-3 Preferred Stock (the "Existing Preferred Stock");

     WHEREAS, subject to the issuance of a number of shares of a new class of common stock, par value $.01 per share (the "New Common Stock"), not to exceed 5,000,000 shares, pursuant to a Proposed Public Offering (as defined below), the Company has proposed a recapitalization (the "Recapitalization") pursuant to which, among other things, each share of Series A-1, Series A-2 and Series A-3 Existing Preferred Stock will be automatically converted into a new class of Series A-1, Series A-2 and Series A-3 preferred stock, respectively, which will replace the Series A-1, Series A-2 and Series A-3 Existing Preferred Stock (the 4,000,000 shares of new Series A-1, Series A-2 and Series A-3 preferred stock held collectively by the Preferred Stockholders into which the Existing Preferred Stock automatically converts pursuant to the Recapitalization is referred to herein as the "New Preferred Stock");

     WHEREAS, the New Preferred Stock is convertible into a lesser number of shares of New Common Stock at the option of the holder thereof;

     WHEREAS, pursuant to that certain Agreement dated as of August 30, 1996 between the Company and the Preferred Stockholders (the "Voting Agreement"), each Preferred Stockholder agreed to vote in favor of amending and restating the Company's Certificate of Incorporation (the "New Certificate") and By-laws, effective upon completion of the Proposed Public Offering, to effectuate the Recapitalization, and the Company and the Preferred Stockholders agreed to enter into this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:


                                   SECTION 1

                 Restrictions on Transferability of Securities;
                              Registration Rights
                              -------------------

     1.1  Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the meanings set forth below:

     (a) "Affiliate" with respect to any Preferred Stockholder or Holder means any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with, such Preferred Stockholder or Holder or any Affiliate thereof.

     (b) "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     (d) "Holder" means any Preferred Stockholder who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been validly transferred in compliance with Sections 1.2, 1.3 and 1.9 hereof.

     (e) "Proposed Public Offering" means a sale of New Common Stock, not to exceed 5,000,000 shares, for not less than $18.75 per share in an underwritten offering registered under the Securities Act, which is completed on or before March 31, 1997, which results in aggregate proceeds to the Company (prior to underwriters' discounts and expenses relating to the issuance) of $75,000,000 or more and which results in the approval for quotation of such New Common Stock on the National Association of Securities Dealers Automated Quotation System or the listing of such New Common Stock on The New York Stock Exchange.

     (f) "Registrable Securities" means (i) shares of New Common Stock issued or issuable pursuant to the conversion of the New Preferred Stock in accordance with the New Certificate following consummation of the Proposed Public Offering and (ii) any New Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above; provided, however, that Registrable Securities shall not include any shares of New Common Stock which have previously been registered or which have been sold to the public and any shares of New Common Stock acquired other than pursuant to the conversion of New Preferred Stock which was acquired by the automatic conversion of Existing Preferred Stock pursuant to the Recapitalization.

     (g) "Registration Expenses" means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses.

     (h) "Restricted Period" means the period commencing on the first date any of the New Common Stock to be sold in the Proposed Public Offering is released for sale to the public and continuing until and including a date twelve (12) months thereafter.

     (i) "Rule 144" means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     (j) "Rule 144 Period" means the period beginning on the first date any of the New Common Stock to be sold in the Proposed Public Offering is released for sale to the public pursuant to the Proposed Public Offering and continuing until the offer and sale of New Common Stock acquired by a Preferred Stockholder upon conversion of the New Preferred Stock is no longer subject to the volume limitation provisions of Rule 144, either by this Agreement or by operation of law.

     (k) "Rule 145" means Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     (l) "Securities Act" means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     (m) "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder.

     1.2  Restrictions on Transfer at Any Time.  Each Preferred Stockholder and
          ------------------------------------
each Holder agrees not to make any disposition of all or any portion of the New Preferred Stock or any Registrable Securities at any time unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 1.2 and:

     (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

     (b) (i) Such Preferred Stockholder or Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and such other information as is reasonably requested by the Company, and (ii) at the request of the Company, such Preferred

Stockholder or Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. Each certificate representing the New Preferred Stock and Registrable Securities shall be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SHARES REPRESENTED HEREBY ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER WHICH ARE SET FORTH IN A REGISTRATION RIGHTS AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE CORPORATION. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF IT, AGREES TO BE BOUND BY THE PROVISIONS OF SUCH AGREEMENT.

     1.3  Restrictions on Transfer During Restricted Period.
          -------------------------------------------------

     In addition to the obligations set forth in Section 1.2 hereof, each Preferred Stockholder and each Holder further agrees (i) not to directly or indirectly sell, offer, pledge, hypothecate, make any short sale of, contract to sell, grant any option to purchase or otherwise transfer or dispose of or in any way transfer the economic risk of ownership in any Registrable Securities or New Preferred Stock or any other securities convertible into, exchangeable for or exercisable for New Common Stock or New Preferred Stock or any rights to purchase or acquire New Common Stock or New Preferred Stock, owned either of record or beneficially by the undersigned for up to 180 days from the date the New Common Stock to be sold in the Proposed Public Offering is released for sale to the public (the "Lockup Period"); and (ii) that if, after the Lockup Period, but during the Restricted Period, any Preferred Stockholder or Holder sells, offers to sell or otherwise disposes of Registrable Securities or New Preferred Stock convertible into Registrable Securities, whether or not in connection with a distribution, or participates or has a direct or indirect participation in any such undertaking, at a price less than the price at which New Common Stock is sold to the public in the Proposed Public Offering, such Preferred Stockholder or Holder, as the case may be, shall comply with the volume limitations set forth in Rule 144(e) of the Securities Act, regardless of whether the provisions of Rule 144 would otherwise apply to such a transaction, unless such sale, offer for sale or other disposition is pursuant to one or more block trades made from time to time which do not involve a brokers' transaction executed on any exchange or in the over-the-counter market. The Company may impose stop transfer instructions with respect to the New Preferred Stock and Registrable Securities subject to the foregoing restriction. The transfer restrictions of this Section 1.3 shall also apply to any Affiliate of a Preferred Stockholder or Holder to which Registrable Securities are transferred and each Preferred Stockholder and Holder hereby agrees to cause any of its Affiliates to which it intends to transfer Registrable Securities to agree in writing to be so bound prior to making any such transfer.

     1.4  Company Registration.
          --------------------

     (a) If during the Rule 144 Period the Company shall determine to register any New Common Stock for its own account or for the account of any entity exercising registration rights (other than pursuant to (i) the Proposed Public Offering, (ii) a registration, other than a firmly underwritten registration, pursuant to a written request by securityholders pursuant to registration rights granted by the Company with respect to shares issued after the date hereof,
(iii) a registration relating to an employee benefit plan, a dividend or interest reinvestment plan or other similar plan, (iv) a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, a reclassification, merger, consolidation or acquisition, (v) a registration on any registration form that does not permit secondary sales or
(vi) a registration relating to shares of New Common Stock issued or issuable upon the exercise of rights, options or warrants to acquire New Common Stock or upon the conversion or exchange of indebtedness, shares of capital stock or other securities other than New Preferred Stock), the Company will:

          (i) promptly give to each Holder written notice thereof which shall describe the proposed registration and distribution; and

          (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.4(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within fifteen
     (15) days after the Company provides the written notice described in clause
     (i) above. Such written request may specify all or a part of a Holder's Registrable Securities and any other Registrable Securities held by an Affiliate of such Holder which such Holder is entitled to register pursuant to Section 1.9.

     (b) Underwriting.  If the registration with respect to which the Company
         ------------
gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.4(a)(i). In such event, the right of any Holder to registration pursuant to this Section 1.4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute Registrable Securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

     Notwithstanding any other provision of this Section 1.4, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten or offered or sold for the account or persons other than the Company, the representative may exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company may limit, to the extent so advised by the underwriters, the amount of securities (including Registrable Securities) to be included in the registration by the Company's shareholders (including the Holders), or may exclude, to the extent so advised by the underwriters, such underwritten or other securities entirely from such registration. The Company shall so advise all holders of securities requesting registration pursuant to Section 1.4(a)(ii), and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 1.11. If any person does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     1.5  Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to
Section 1.4 shall be borne by the Company. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

     1.6  Registration Procedures.  In the case of each registration effected by
          -----------------------
the Company pursuant to Section 1.4, at its expense, the Company will use its best efforts to:

     (a) Keep such registration effective for a period equal to the earlier of
(i) the date the Holder or Holders have completed the distribution described in the registration statement relating thereto or (ii) sixty (60) days; provided,
                                                                     --------
however, that such 60-day period shall be extended for a period of time equal to
-------
the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Registrable Securities of the Company;

     (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

     (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request; and

     (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating to the registration is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     (e) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange on which similar securities issued by the Company are then listed.

     1.7  Indemnification.
          ---------------

     (a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to
Section 1.4 hereof, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) (collectively, "Losses") arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or registration statement incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Loss, provided that the Company will not be liable in any such case to the extent that (i) any such Loss arises out of or is based on any untrue statement or omission based upon written infor-mation furnished to the Company by such Holder or underwriter expressly for use therein or (ii) the Company has advised such Holder of an event as a result of which the prospectus included in the registration statement covering any Registrable Securities, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and any such claim, loss, damage, liability or expense is caused by such Holder having offered or sold Registrable Securities notwithstanding such notice prior to receipt of a supplement or amended prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and the omission or misstatement was caused by such event and corrected in the supplement or amended prospectus; provided,
                                                                  --------
however, that the Company shall not be liable in any such case to the extent
-------
that any such claim, loss, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such Holder failed to send or deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities to the person asserting such claim, loss, damage, liability or expense who purchased such Registrable Securities which are the subject thereof and (ii) the prospectus would have corrected such untrue statement or omission or alleged untrue statement or alleged omission; and provided further, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus and if, having previously been furnished by or on behalf of the Company, with copies of the prospectus as so amended or supplemented, such Holder thereafter fails to deliver such prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting such claim, loss, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such Holder. It is agreed that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settle ment of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

     (b) Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, furnish to the Company in writing such information as the Company reasonably requests for use in connection with any prospectus, preliminary prospectus, offering circular or registration statement, and will indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder and each of its officers, directors, and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for inclusion therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld). The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such persons expressly for use in any prospectus, registration statement, offering circular or other document.

     (c) Each party entitled to indemnification under this Section 1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.7, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     (d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into by a Holder in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     1.8  Information by Holder.  Each Holder of Registrable Securities shall
          ---------------------
furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be reasonably required in con nection with any registration, qualification, or compliance referred to in Section l.

     1.9  Transfer or Assignment of Registration Rights.  The rights to cause
          ---------------------------------------------
the Company to register securities granted to a Holder by the Company under this
Section 1 may be
transferred or assigned by a Preferred Stockholder only to a transferee or assignee of all (but not less than all) shares of New Preferred Stock and Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like) held by such Preferred Stockholder, provided that the Company is given written notice prior to such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Preferred Stockholder under this Agreement. Notwithstanding the foregoing, a Preferred Stockholder may, pursuant to its registration rights granted hereunder, cause Registrable Securities validly transferred pursuant to this Agreement to an Affiliate of such Preferred Stockholder to be registered to the same extent and subject to the same terms and conditions as the Registrable Securities held by such Preferred Stockholder.

     1.10  "Market Stand-Off" Agreement in Connection with an Underwritten
           ---------------------------------------------------------------
Public Offering.  If requested by the Company and an underwriter of New Common
---------------
Stock (or other securities) of the Company, a Holder shall not sell or otherwise transfer or dispose of any Registrable Securities (or other securities) of the Company held by such Holder (other than those included in the registration) during a reasonable and customary period of time (not to exceed 180 days) after the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction.

     1.11  Allocation of Registration Opportunities.  In any circumstance in
           ----------------------------------------
which all of the Registrable Securities and other shares of New Common Stock of the Company (other than shares of New Common Stock issued or issuable upon conversion of shares of any currently unissued series of New Preferred Stock of the Company) with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or other selling shareholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and other selling shareholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and other selling shareholders, assuming conversion; provided, however, so that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Holder or other selling shareholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling shareholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Holders and other selling shareholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and other selling shareholders have been so allocated.

     1.12  Delay of Registration.  No Holder shall have any right to take any
           ---------------------
action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     1.13  Termination of Registration Rights.  The right of any Holder to
           ----------------------------------
request inclusion in any registration pursuant to this Agreement shall terminate at the expiration of the Rule 144 Period.

                                   SECTION 2

                   Representations and Warranties of Holders.
                   -----------------------------------------

     Each Preferred Stockholder and each Holder hereby severally represents and warrants on behalf of itself to the Company that:

     2.1  Authorization.  It has full power and authority to enter into this
          -------------
Agreement, and this Agreement constitutes its valid and legally binding obligation.

     2.2  Purchase Entirely for Own Account.  The New Preferred Stock and the
          ---------------------------------
New Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that it has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agree-ment, each Preferred Stockholder and each Holder further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

     2.3  Disclosure of Information.  Such Preferred Stockholder and such Holder
          -------------------------
believes it has received all the information it considers necessary or appropriate for making an investment decision with respect to the Recapitalization, the conversion of the Existing Preferred Stock into New Preferred Stock. Such Preferred Stockholder and such Holder further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Recapitalization and the conversion of the Existing Preferred Stock into New Preferred Stock.

     2.4  Investment Experience.  It is an experienced investor in securities
          ---------------------
and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

     2.5  Restricted Securities.  Each Preferred Stockholder and each Holder
          ---------------------
represents that it is familiar with Rule 144 and understands the resale limitations imposed thereby and by the Securities Act.


                                   SECTION 3

                                 Miscellaneous
                                 -------------

     3.1  Covenant Regarding Prepayment of Certain Indebtedness.
          -----------------------------------------------------
Notwithstanding any other agreement among the parties hereto, including the Voting Agreement, the Company hereby covenants and agrees with the Preferred Stockholders that, following the Proposed Public Offering and for so long as any Preferred Stockholder holds any New Preferred Stock, the Company will not, and will not permit CB Commercial Real Estate Group, Inc. ("CBC") to, voluntarily prepay any Indebtedness unless the Company shall have first paid all unpaid accrued dividends and any unpaid interest accrued thereon to the Preferred Stockholders in accordance with the New Certificate, provided, however, nothing
                                                     --------  -------
contained herein shall preclude the Company or CBC from making any prepayments
(a) required by the terms of any instrument relating to Indebtedness, (b) with respect to any Indebtedness incurred in connection with the acquisition by the Company of Westmark Realty Advisors L.L.C., (c) in connection with the refinancing of any Indebtedness and (d) from the proceeds of the Proposed Public Offering. For the purposes of this Section 3.1, (a) "Indebtedness" shall mean
(i) the obligations of CBC and the Company pursuant to that certain Third Amended and Restated Senior Secured Credit Agreement to be effective upon consummation of the Proposed Public Offering, as such agreement may be amended from time to time, between CBC and The Sumitomo Bank, Limited and that certain Guaranty to be effective upon consummation of the Proposed Public Offering, as such guaranty may be amended from time to time from the Company to The Sumitomo Bank, Limited, (ii) the obligations of CBC pursuant to that certain Amended and Restated Senior Subordinated Credit Agreement to be effective upon consummation of the Proposed Public Offering, as such agreement may be amended from time to time, between CBC and Sumitomo Finance (Dublin) Limited and (iii) all obligations for borrowed money for a term in excess of one year; provided that the term Indebtedness shall not include trade accounts payable, accrued commissions and other similar accrued current liabilities in respect of such obligations, capitalized lease obligations, accounts payable and indebtedness payable within one year, accruals for taxes, the current portion of any long-term indebtedness required to be paid within one year and similar obligations.

     3.2  Governing law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of New York, as if entered into by and between New York residents exclusively for performance entirely within New York.

     3.3  Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     3.4  Entire Agreement; Amendment; Waiver.  This Agreement constitutes the
          -----------------------------------
full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of at least a majority of the Registrable Securities and any such amendment, waiver, discharge or termination shall be binding on all the Holders.

     3.5  Notices, etc.  All notices and other communications required or
          -------------
permitted hereunder shall be in writing and shall be sent by facsimile transmission, mailed by United States first-class mail, postage prepaid, or delivered personally by hand or nationally recognized courier addressed (a) if to a Preferred Stockholder or Holder, as indicated on the signature page hereof, or at such other address as such Preferred Stockholder or Holder shall have furnished to the Company in writing, or (b) if to the Company, at 533 South Fremont Avenue, Los Angeles, CA 90071, Attention: Walter V. Stafford, with a copy to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to each holder in writing. All such notices and other written communications shall be effective (i) if sent by facsimile transmission, upon confirmation of receipt, (ii) if mailed, seven (7) days after mailing, and (iii) if delivered, upon delivery.

     3.6  Delays or Omissions.  No delay or omission to exercise any right,
          -------------------
power or remedy accruing to any party hereunder, upon any breach or default of another party hereunder shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement or any waiver on the part of any party of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing.

     3.7  Rights; Separability.  Unless otherwise expressly provided herein, the
          --------------------
rights of each Preferred Stockholder and each Holder hereunder are several rights, not rights jointly held with any of the other Preferred Stockholder or Holders. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     3.8  Information Confidential.  Each Preferred Stockholder and each Holder
          ------------------------
acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Preferred Stockholder or Holder is required to disclose such information by a governmental body.

     3.9  Titles and Subtitles.  The titles of the paragraphs and subparagraphs
          --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     3.10  Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     3.11  Effectiveness.  This Agreement shall be of no further force and
           -------------
effect in the event the Proposed Public Offering does not occur on or before March 31, 1997.


     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day and year first above written.

                                            CB COMMERCIAL HOLDINGS, INC.



                                            By:-------------------------------

                                            Name:-----------------------------

                                            Title:----------------------------



                                            KAJIMA U.S.A. INC.



                                            By:-------------------------------

                                            Name:-----------------------------

                                            Title:----------------------------

                                            Address for Notice:

                                            ----------------------------------

                                            ----------------------------------

                                            FUKOKU MUTUAL LIFE INSURANCE
                                            COMPANY


                                            By:-------------------------------

                                            Name:-----------------------------

                                            Title:----------------------------

                                            Address for Notice:

                                            ----------------------------------

                                            ----------------------------------



                                            KASEN DEVELOPMENT, INC.



                                            By:-------------------------------

                                            Name:-----------------------------

                                            Title:----------------------------

                                            Address for Notice:

                                            ----------------------------------

                                            ----------------------------------

                                            S.R.E.S.-FIFTH AVENUE, INC.


                                            By:-------------------------------

                                            Name:-----------------------------

                                            Title:----------------------------

                                            Address for Notice:

                                            ----------------------------------

                                            ----------------------------------